Filed under Rule 497(e)
Registration No. 002-83631

VALIC Company I

Government Securities Fund

(the “Fund”)

Supplement dated April 15, 2025, to the Statement of Additional Information

(“SAI”) of the Fund, dated October 1, 2024, as supplemented to date

Effective immediately, the following changes are made to the Fund’s SAI:

The section entitled “Portfolio Managers — Other Accounts” is revised as follows:

The sub-section entitled “Government Securities Fund” — JPMIM” is deleted in its entirety and replaced with the following:

Fund	Advisers/ Subadviser	Portfolio Manager	Other Accounts (As of May 31, 2024) Unless otherwise noted
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts		Assets ($ millions)
Government Securities Fund	JPMIM	Michael Sais, CFA, MBA* Robert Manning, CFA, MBA Edward Fitzpatrick III, CFA, MBA**	4 3 10	9.293 3.841 62.544	1 0 10	0.952 0 22.180	4 55 7	(2) (1) (2)	($ ($ ($	5.704 1.168 45.373 0.600 5.121 0.466	) ) )

*

Mr. Sais has announced his retirement from JPMIM effective April 2026. Until his retirement, Mr. Sais will continue to serve on the portfolio management team, and upon his retirement, Messrs. Manning and Fitzpatrick will continue to be responsible for the management of the Fund.

**	As of 2/28/2025

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.